© 2012 Valley National Bank. Member FDIC. Equal Opportunity Lender. Investor Presentation EXHIBIT 99.1

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations.
These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,”
“continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey and the New York Metropolitan area; other-than-temporary impairment charges on our investment securities; Valley’s inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of nonperforming loans; unexpected changes in interest rates; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; a continued or unexpected decline in real estate values within our market areas; declines in value in our investment portfolio; charges against earnings related to the change in fair value of our junior subordinated debentures; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base;
potential acquisitions that may disrupt our business; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; legislative and regulatory actions
(including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the inability to realize expected cost savings and revenue synergies from the merger of State Bancorp with Valley in the amounts or in the timeframe anticipated; inability to retain State Bancorp’s customers and employees; lower than expected cash flows from PCI loans; and other unexpected material adverse changes in our operations and earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual
Report on Form 10-K for the year ended December 31, 2011; our Quarterly Report on Form 10-Q, filed on May 8, 2012 and our Current Report on Form 8-K filed on July 26, 2012. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Historical Financial Data (1) (Dollars in millions, except for share data)
YTD 6/2012 16,018 $    67.4 $       $0.34 0.86% 9.05% $0.33 5/12 - 5% Stock Dividend
2011 14,245       133.7        0.75 0.94 10.20 0.66 5/11 - 5% Stock Dividend
2010 14,144       131.2        0.74 0.93 10.32 0.65 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.58 0.81 8.64 0.66 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.58 0.69 8.74 0.66 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.00 1.25 16.43 0.65 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.04 1.33 17.24 0.64 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.06 1.39 19.17 0.62 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.05 1.51 22.77 0.60 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.05 1.63 24.21 0.57 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.01 1.78 23.59 0.54 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.85 1.68 19.70 0.51 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.82 1.72 20.28 0.48 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.77 1.75 18.35 0.45 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.74 1.82 18.47 0.41 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.68 1.67 18.88 0.36 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.59 1.47 17.23 0.32 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.54 1.40 16.60 0.30 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.60 1.60 20.03 0.29 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.59 1.62 21.42 0.23 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.46 1.36 19.17 0.20 4/92 - 3:2 Stock Split
Years Ended Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
Shareholder Returns

(1)
(2)
All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method.
Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling  $345 thousand for the six months ended June 30, 2012, and $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2011, 2010, 2009, 2008, 2007, and 2006, respectively.

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank Today
About Valley
Regional Bank Holding Company
$16 Billion in Assets
Headquartered in Wayne, New
Jersey
39 Largest United States Chartered
Commercial Bank
One of the Largest Chartered
Commercial Banks Headquartered in
New Jersey
Operates 211 Branches in 147
Communities Serving 16 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn,
Queens and Long Island
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management

th

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of $1.8 Billion
Approximately 280 institutional holders
Source: Bloomberg as of  8/1/2012
Large Bank that Operates and Feels Like a Small Closely Held Company

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley’s 2Q 2012 Highlights

Net Income
2Q net income available to common shareholders was $32.8 million ($0.17 Diluted EPS) adjusted for a five percent stock dividend issued on May 25, 2012.
Net Interest Margin for 2Q 2012 was 3.52% on a tax equivalent basis
Loan Growth
Total non-covered loans increased by $300 million or 11.0% on an annualized basis
Residential Mortgage: 33.8% annualized growth linked quarter
Commercial Real Estate: 8.6% annualized growth linked quarter
Consumer Loans: 4.7% annualized growth linked quarter
Commercial & Industrial: (0.9%) annualized decline linked quarter
Total 30+ day delinquencies were 1.38% of entire loan portfolio at June 30, 2012 compared to 1.52% at
March 31, 2012
Total non-accrual loans were 1.10% of total loans
Out of approximately 26,000 residential mortgages and home equity loans, only 260 loans were past due 30 days
or more at June 30, 2012.
Net charge-offs were $8.7 million or 0.37% of average total loans during 2Q 2012
Capital
Strong capital ratios
Credit Quality

85%
New Jersey Deposits
15%
New York Deposits

72%
New Jersey Deposits
28%
New York Deposits

Valley National Bank

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley’s New York Franchise
2012 Total NY Relationships
•$2.9 billion in NY deposits
•$2.1 billion in NY loans
2001+ De Novo Branches
Manhattan - 9
2007+ Brooklyn/Queens
Brooklyn – 8
Queens - 5
2012 State Bank
Queens – 2
Nassau – 8
Suffolk – 5
VLY NJ Branches -
167
2001 Merchant’s Branches
Manhattan - 7
2001 Total NY Relationships
•$950 million in NY deposits
•$473 million in NY loans
* NY loans include C&I loans only

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Future Opportunities
•
Ability to lever Valley’s capital to grow Long Island Franchise
–
Opportunity to fill in Nassau and Suffolk county geography
•
Consumer Lending
–
Opportunity to introduce new products (State Bancorp does
not actively pursue consumer lending relationships)
• Valley’s residential mortgage products
• Valley’s consumer lending (auto & home equity) products
•
Commercial Lending
–
Opportunity to expand relationships
• Larger lending limit

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Significant unrealized gain on facilities, referenced in slide 10, not incorporated in capital ratios reflected above.
Equity Composition / Ratios*
Total Tier II Equity = $1.5 Billion
As of 6/30/2012
*Non-GAAP reconciliations shown on slide 19-20.
Capital Ratios
As of
6/30/2012
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.78% N/A
Tangible Common Equity /
Risk-Weighted Assets
8.97% N/A
Tier I Common Ratio 8.95% N/A
Tier I 10.53% 6.00%
Tier II 12.16% 10.00%
Leverage 8.10% 5.00%
Book Value $7.62 N/A
Tangible Book Value $5.35 N/A

Tangible
Common
Equity 70%
Trust
Preferred
12%
Sub-debt 4%
LL Reserve
9%
Other
Equity 5%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
Asset and Loan Composition
Total Assets = $16.0 Billion
As of 6/30/2012
Non-Covered Loans (Gross) = $11.2 Billion
Construction
Loans
4%
Commercial
Real Estate
40%
Residential
Mortgages
24%
Commercial
Loans
19%
Auto Loans
7%
Other
Consumer
6%

Non-Covered
Loans 70%
Covered Loans
1%
Securities 16%
Cash 3%
Intangible
Assets 2%
Total Other
Assets* 8%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Commercial Real Estate - $4.6 Billion
(Includes both Covered and Non-Covered Loans)
As of 6/30/2012
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 1,100 24% 50%
Apartments 795 18% 39%
Industrial 787 17% 50%
Office 538 12% 52%
Mixed Use 506 11% 46%
Healthcare 288 6% 59%
Specialty 270 6% 49%
Land Loans 133 3% 67%
Residential 104 2% 54%
Other 51 1% 40%
Diversified Commercial Real Estate Portfolio

-Average LTV based on current balances and most recent appraised value.  LTV calculation excludes Covered-Loans.
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $381 Million in Construction loans.
24%
18%
17%
12%
11%
6%
6%
3%
2% 1%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Retail Property Types - $1,100 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 23% 53%
Multi-Tenanted - No Anchor 23% 52%
Single Tenant 22% 52%
Auto Dealership 9% 49%
Private & Public Clubs 8% 33%
Food Establishments 6% 52%
Entertainment Facilities 4% 55%
Private Education Facilities 3% 48%
Auto Servicing 2% 48%
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-LTV calculation excludes covered loans
-The chart above does not include construction loans.

As of 6/30/2012,
23%
23%
22%
9%
8%
6%
4%
3%
2%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Construction Loan Composition
Total (Non-Covered) Construction Loans - $381 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 139 36%
Retail 61 16%
Land Loans 50 13%
Apartments 48 12%
Mixed Use 37 10%
Industrial 14 4%
Specialty 13 4%
Healthcare 9 2%
Other 7 2%
Office 3 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.

As of 6/30/2012
36%
16%
13%
12%
10%
4%
4%
2% 2% 1%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Net Charge-offs to Average Loans
Source - SNL Financial As of  8/1/2012
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2011 2012 YTD*
*Valley 2012 Charge-offs exclude covered loans

0.30%
0.22%
0.19%
0.46%
0.73%
0.24%
0.08%
0.73%
1.32%
0.64%
2.51%
0.67%
0.54%
0.63%
Total Loans
Consumer
Home Equity
Construction & Development
Commercial Loans
Commercial Real Estate
1-4 Family
0.21%
0.52%
0.03%
0.16%
0.47%
0.05%
0.05%
0.72%
1.65%
0.44%
2.00%
0.83%
0.35%
0.43%
Total Loans
Consumer
Home Equity
Construction & Development
Commercial Loans
Commercial Real Estate
1-4 Family
Peer Group Valley

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Investment Portfolio
2Q 2012 Investment Types 2007
33% GSE MBS (GNMA) 3%
19% GSE MBS (FNMA/FHLMC) 49%
15% State, County & Municipals 7%
13% Trust Preferred 12%
9% Other 7%
5% Corporate Debt 5%
4% US Treasury 0%
2% Private Label MBS 17%
$2.5 Billion Investment Portfolio $3.1 Billion
As of 6/30/12 and 12/31/07
Duration of MBS Securities
1.95 Years 2.64 Years

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Securities by Investment Grade
AAA Rated 66%
AA Rated 8%
A Rated 3%
BBB Rated 9%
Non Investment Grade 4%
Not Rated 10%
As of 6/30/2012

AAA Rated
AA Rated
A Rated
BBB Rated
Non-investment
grade
Not Rated

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Deposits and Borrowings Composition
Total Liabilities = $14.5 Billion
As of 6/30/2012
Total Deposits = $10.9 Billion

Total
Deposits
75%
Short-term
Borrowings
3%
Long-term
Borrowings
19%
Other
Liabilities
3%
Non-
Interest
Bearing
30%
Savings,
NOW and
MMDA
46%
Time
Deposits
24%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Equity $1,503,073 Total Assets $16,018,244
Less: Net unrealized gains on securities
available for sale
1,096 Less: Goodwill & Other Intangible Assets (447,260)
Plus: Accumulated net gains (losses) on cash
flow hedges, net of tax
13,636 Total Tangible Assets  (TA) $15,570,984
Plus: Pension liability adjustment, net of tax 29,678 Total Equity $1,503,073
Less: Goodwill, net of tax (420,443) Less: Goodwill & Other Intangible Assets (447,260)
Less: Disallowed other intangible assets (16,514) Total Tangible Common Equity (TCE) $1,055,813
Less: Disallowed deferred tax asset (57,170)
Tier I Common Capital $1,053,356
Ratios
Plus: Trust preferred securities 186,313
TCE / TA 6.78%
Total Tier I Capital $1,239,669
TCE / RWA 8.97%
Plus: Qualifying allowance for credit losses $132,536
Plus: Qualifying sub debt 60,000
Tier I (Total Tier I / RWA)
10.53%
Total Tier II Capital
$1,432,205
Tier II (Total Tier II / RWA)
12.16%
Risk Weighted Assets (RWA) $11,774,581
Tier I Common Capital Ratio
(Tier 1 common /RWA)
8.95%
6/30/2012
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
6/30/2012
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding* 197,259,926
Shareholders’ Equity $1,503,073
Less: Goodwill and Other
Intangible Assets
(447,260)
Tangible Shareholders’ Equity $1,055,813
Tangible Book Value $5.35

*Share data reflects the five percent common stock dividend issued on May 25, 2012